UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 28, 2008

WESTMOORE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-33153	52-2220728
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

130 Chaparral Ct, Suite 150, Anaheim Hills, CA 92808
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 714-998-4425

Starmed Group, Inc. 2029 Century Park East, Suite 1112, Los Angeles, CA 90067
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Article of Incorporation or Bylaws; Change in Fiscal Year

       Starmed Group, Inc., a Nevada corporation, has amended its Articles of Incorporation to change its name from Starmed Group,
Inc. to Westmoore Holdings, Inc.

Item 8.01 Other Events

       To reflect the name change, Westmoore Holdings, Inc. has applied and been granted a new trading symbol on the OTC Bulleting
Board (OTCBB). The trading symbol has changed from SMED:OTCBB to WSMO:OTCBB. The trading symbol change will take effect on the OTCBB at the open of business on Monday, January 28, 2008.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       Date: January 28, 2008

WESTMOORE HOLDINGS, INC.

By:	/s/ Mathew Jennings
Mathew Jennings, President